                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                _______________


                                    FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       June 15, 2001
                                                --------------------------------



                          Susquehanna Bancshares, Inc.
--------------------------------------------------------------------------------

          Pennsylvania               0-10674             23-2201716
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission         (IRS Employer
       of Incorporation)           File Number)      Identification No.)

26 North Cedar Street, Lititz, Pennsylvania                17543
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code  (717) 626-4721
                                                    ----------------------------


                                Not  Applicable
--------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

On June 15, 2001, Susquehanna Bancshares, Inc. ("Susquehanna") announced that, as part of the company's management succession plan, William J. Reuter, President, succeeded Robert S. Bolinger as Susquehanna's Chief Executive
Officer, effective May 25, 2001.   Concomitantly, Gregory A. Duncan, Executive
Vice President, assumed the additional title and responsibilities of Chief Operating Officer, and Drew K. Hostetter was elected to the newly created position of Executive Vice President and Chief Financial Officer.

A copy of Susquehanna's Press Release regarding these appointments is attached hereto as Exhibit 99 and is hereby incorporated by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

          Reference is made to the Exhibit Index annexed hereto and made a part hereof.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Susquehanna has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SUSQUEHANNA BANCSHARES, INC.



Date:  June 21, 2001                       By: /s/ William J. Reuter
                                               ---------------------------------
                                           William J. Reuter
                                           President and Chief Executive Officer

EXHIBIT INDEX


Exhibit


99 Press Release - Press Release of Susquehanna, dated June 15, 2001 regarding the announcement of executive elections

                                       2